UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2006

American Wagering, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-20685	88-0344658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Grier Drive, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 735-0101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 17, 2005, AWI Gaming, Inc. (“AWIG”), a wholly-owned subsidiary of American Wagering, Inc. (the “Registrant”), entered into an agreement to acquire Sturgeon’s Inn & Casino (“Sturgeon’s”), a privately-held, licensed and regulated motel, casino and restaurant operation located in Lovelock, Nevada, from Marlys A. Koehler as Trustee of the Koehler Family Trust, and Log Cabin, Inc. (collectively, the “Sellers”), as reported in a Form 8-K that the Registrant filed on June 21, 2005.

On March 1, 2006, AWIG completed the acquisition of, and commenced operations at, Sturgeon’s. The total consideration that AWIG paid for Sturgeon’s was $1,800,000 plus $148,075 for inventory and cash on hand as of the closing date. The assets of Sturgeon’s that AWIG acquired consisted of real and personal property comprising the motel, casino and restaurant; food, beverage and miscellaneous inventory; and cash.

AWIG’s acquisition of Sturgeon’s was financed through a $1,500,000 bank loan and $300,000 provided by Victor and Terina Salerno (collectively, the “Salernos”) under their February 16, 2006 Guaranty Agreement with the Registrant (the “Guaranty Agreement”), both of which are described in a Form 8-K filed by the Registrant on February 24, 2006. As consideration for the funding provided by the Salernos under the Guaranty Agreement, which AWIG used to satisfy part of its payment obligation to the Sellers at the closing, the Registrant will make monthly interest payments to the Salernos at the rate of 10% per annum on the outstanding portion of the $300,000 and will reimburse them for finance charges, fees and other expenses they incur under a personal revolving line of credit with their bank (the “Personal Line of Credit”) that they used to provide the funding. The Personal Line of Credit is secured by the Salernos’ residence and provides for an interest rate of 0.5% below the prime rate published by The Wall Street Journal, adjusted annually. The current interest rate on the Personal Line of Credit is 6.75%.

Victor Salerno is the President, Chief Executive Officer and Chairman of the Board of the Registrant as well as Vice President and Director of AWIG. Terina Salerno is the spouse of Victor Salerno as well as General Counsel of the Registrant.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On March 3, 2006, the Registrant announced through a press release the completion of the acquisition of Sturgeon’s. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a)	Financial statements of business acquired. Financial statements will be filed by an amendment to this Form 8-K not later than May 17, 2006.

(b)	Pro forma financial information. Pro forma financial information relative to the acquired business will be filed by an amendment to this Form 8-K not later than May 17, 2006.

(c)	Not applicable.

(d)	Exhibits:

99.1	Press release dated March 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006.

AMERICAN WAGERING, INC.

/s/ Timothy F. Lockinger
Name: Timothy F. Lockinger
Title: Chief Financial Officer, Secretary and Treasurer

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